UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 24, 2013
(Date of earliest event reported)

STEVEN MADDEN, LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23702	13-3588231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On May 29, 2013, Steven Madden, Ltd. (the “Company”) filed a Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware. The Certificate of Amendment, which became effective immediately upon its filing, increased the total number of shares of common stock, $0.0001 par value, that the Company is authorized to issue by 75,000,000 shares from 60,000,000 shares to 135,000,000 shares. The Board of Directors of the Company adopted a resolution approving the Certificate of Amendment in March 2013. As discussed under Item 5.07 of this Current Report on Form 8-K, the adoption of the Certificate of Amendment was subsequently approved by the stockholders of the Company at the Company’s Annual Meeting of Stockholders held on May 24, 2013. The full text of the Certificate of Amendment is attached as Exhibit 3.01 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

          The Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on May 24, 2013. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

          Proposal Number 1. To elect the six nominees named in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 9, 2013, to the Board of Directors of the Company to serve as directors until the next Annual Meeting of the Company’s stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward R. Rosenfeld	40,253,983	1,307,498	2,727,865
John L. Madden	36,555,419	5,006,062	2,727,865
Peter Migliorini	36,888,909	4,672,572	2,727,865
Richard P. Randall	41,206,114	355,367	2,727,865
Ravi Sachdev	41,289,587	271,894	2,727,865
Thomas H. Schwartz	29,826,926	11,734,555	2,727,865

          Proposal Number 2. To approve an amendment of the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock, $0.0001 par value, from 60,000,000 shares to 135,000,000 shares. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,822,402	16,145,148	1,321,796	0

          Proposal Number 3. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,720,968	473,619	94,759	0

           Proposal Number 4. To approve, on a non-binding advisory basis, the compensation of certain executive officers of the Company as disclosed in the Proxy Statement. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,872,265	1,607,996	81,220	2,727,865

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

3.01	Certificate of Amendment of Certificate of Incorporation of Steven Madden, Ltd. dated May 24, 2013

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2013

STEVEN MADDEN, LTD.

By:	/s/ Awadhesh Sinha
Awadhesh Sinha
Chief Operating Officer